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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of report (Date of earliest event reported): June 3, 2002



                              CAMDEN PROPERTY TRUST
             (Exact name of Registrant as specified in its Charter)


           TEXAS                           1-12110              76-6088377

(State or other jurisdiction of  (Commission file number)    (I.R.S. Employer
incorporation or organization)                            Identification Number)


             Three Greenway Plaza, Suite 1300, Houston, Texas 77046
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (713) 354-2500



                                 Not applicable
          (Former name or former address, if changed since last report)



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ITEM 5. OTHER EVENTS.

           Camden Property Trust, a Texas real estate investment trust (the "Company"), has completed an offering of 5.875% Notes due 2007 in an aggregate principal amount of $150,000,000 (the "Notes") as described in the Company's Prospectus Supplement dated May 29, 2002, to the Company's Prospectus dated January 12, 2000 (the "Notes Offering"). The Notes were issued pursuant to the Company's existing shelf registration statement.

           The Notes bear interest at 5.875% from June 3, 2002, with interest payable each June 1 and December 1 beginning December 1, 2002. The entire principal amount of the Notes is due on June 1, 2007. The Notes are redeemable at any time at the option of the Company, in whole or in part, at a redemption price equal to the principal amount and accrued interest of the Notes being redeemed, plus a make-whole premium.

         The Notes were priced at a discount such that the Notes were offered to the public at 99.532% of their face amount. The Notes Offering was underwritten by J.P. Morgan Securities Inc., Commerzbank Capital Markets Corp., Banc of America Securities LLC and Credit Suisse First Boston Corporation (the "Underwriters") pursuant to the Underwriting Agreement among the Company and the Underwriters dated May 29, 2002. The Notes were issued under an Indenture between the Company and The Bank of New York Trust Company of Florida, N.A. (formerly known as U.S. Trust Company of Texas, N.A.), as trustee.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits.

                  1.1 Form of Underwriting Agreement among the Company and the Underwriters dated May 29, 2002 relating to the Notes Offering.

                  4.1 Indenture dated as of February 15, 1996 between the Company and The Bank of New York Trust Company of Florida, N.A. (formerly known as U.S. Trust Company of Texas, N.A.), as trustee (filed as Exhibit 4.1 to the Company's Current Report on Form 8-K dated February 15, 1996 and incorporated herein by reference).

                  4.2 First Supplemental Indenture dated as of February 15, 1996 (filed as Exhibit 4.2 to the Company's Current Report on Form 8-K dated February 15, 1996 and incorporated herein by reference).

                  4.3      Form of Camden Property Trust 5.875% Note due 2007.




                                       2
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                                   SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 3, 2002

                                    CAMDEN PROPERTY TRUST



                                    By: /s/ G. Steven Dawson
                                       -----------------------------------------
                                        G. Steven Dawson
                                        Senior Vice President - Finance, Chief
                                        Financial Officer and Secretary





                                       3
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                               INDEX TO EXHIBITS

EXHIBIT
NUMBER                   DESCRIPTION
-------                  -----------

   1.1 Form of Underwriting Agreement among the Company and the Underwriters dated May 29, 2002 relating to the Notes Offering.

   4.1 Indenture dated as of February 15, 1996 between the Company and The Bank of New York Trust Company of
                         Florida, N.A. (formerly known as U.S. Trust Company of
                         Texas, N.A.), as trustee (filed as Exhibit 4.1 to the Company's Current Report on Form 8-K dated February 15,
                         1996 and incorporated herein by reference).

   4.2                   First Supplemental Indenture dated as of February 15,
                         1996 (filed as Exhibit 4.2 to the Company's Current
                         Report on Form 8-K dated February 15, 1996 and incorporated herein by reference).

   4.3                   Form of Camden Property Trust 5.875% Note due 2007.